                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20546

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 11, 1997
                                                    (June 16, 1997)

                            LIBERTY PROPERTY TRUST
                     LIBERTY PROPERTY LIMITED PARTNERSHIP
                     ------------------------------------
            (Exact name of registrant as specified in its charter)
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
       MARYLAND                    1-13130           23-7768996
     PENNSYLVANIA                  1-13132           23-2766549
---------------------------       ----------      -----------------
(State or other jurisdiction     (Commission      (I.R.S. Employer
 of incorporation)               File Number)    Identification No.)

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65 VALLEY STREAM PARKWAY, SUITE 100
MALVERN, PENNSYLVANIA                                          19355
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:    (610) 648-1700

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ITEM 5:    OTHER EVENTS
-------------------------

On May 20, 1997, Liberty Property Trust (the "Trust") closed a $325 million unsecured credit facility arranged by BankBoston, N.A. (the "Credit Facility"). The agreement pursuant to which the Credit Facility was entered into, which was amended and restated as of June 16, 1997, is filed as Exhibit 10 to this Report.

On August 7, 1997, the Trust filed with the Maryland Department of Assessments and Taxation the Trust's Articles Supplementary to the Amended and Restated Declaration of Trust Establishing and Fixing the Rights and Preferences of a Series of Preferred Shares of Beneficial Interest (the "Articles Supplementary"). The Articles Supplementary are filed as Exhibit 4 to this Report.


ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

(a) Financial Statements of Businesses Acquired.

   None.

(b) Pro Forma Financial Information.

   None.

(c) Exhibits.


   4 Articles Supplementary to the Amended and Restated Declaration of Trust of the Trust Establishing and Fixing the Rights and Preferences of a Series of Preferred Shares of Beneficial Interest (Incorporated by reference to Exhibit (1) filed with the Registration Statement on Form 8-A of the Trust, filed with the Commission on August 8, 1997.

   10 Amended and Restated Loan Agreement, dated as of June 16, 1997, by and among Liberty Property Limited Partnership, Liberty Property Trust, the Banks named therein and Bank Boston, N.A., as agent for itself and the other lending institutions.
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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LIBERTY PROPERTY TRUST



Dated:  August 10, 1997          BY: /s/ GEORGE J. ALBURGER, JR.
                                 ----------------------------------------
                                 NAME:   George J. Alburger, Jr.
                                 TITLE:  Chief Financial Officer


                                 LIBERTY PROPERTY LIMITED PARTNERSHIP
                                 BY:  LIBERTY PROPERTY TRUST, AS ITS
                                      SOLE GENERAL PARTNER


Dated:  August 10, 1997          BY: /s/ GEORGE J. ALBURGER, JR.
                                 ----------------------------------------
                                 NAME:   George J. Alburger, Jr.
                                 TITLE:  Chief Financial Officer

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                                 EXHIBIT INDEX

4. Articles Supplementary to the Amended and Restated Declaration of Trust of the Trust Establishing and Fixing the Rights and Preferences of a Series of Preferred Shares of Beneficial Interest (Incorporated by reference to Exhibit (1) filed with the Registration Statement on Form 8-A of the Trust, filed with the Commission on August 8, 1997.

10. Amended and Restated Loan Agreement, dated as of June 16, 1997, by and among Liberty Property Limited Partnership, Liberty Property Trust, the Banks named therein and BankBoston, N.A., as agent for itself and the other lending institutions.